EXHIBIT 10.4

FORM OF

GUARANTY AGREEMENT

This Guaranty Agreement (this "Guaranty") dated effective _____ [ ], 2022, by _____, LLC, a ______ limited liability company ("Guarantor"), to and for the benefit of JORGAN DEVELOPMENT, LLC, a Louisiana limited liability company ("Jorgan") and JBAH HOLDINGS, LLC, a Texas limited liability company ("JBAH" and, together with Jorgan, the "Sellers", and individually each, a "Seller"). Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Purchase Agreement as described below.

RECITALS

WHEREAS, Sellers have entered into that certain Membership Interest Purchase Agreement, dated as of the date hereof, by and among the Sellers, as the equity holders of the Guarantor and White Claw Colorado City, LLC (together, the "Companies") and Vivakor, Inc. ("Purchaser") (as amended, modified or supplemented from time to time in accordance with its terms, the "Purchase Agreement"), pursuant to which the Sellers have sold all of their membership interests in the Companies, subject to the terms and conditions set forth therein;

WHEREAS, as partial consideration for the membership interests of the Companies, Purchaser has entered into (i) a Promissory Note issued in favor of Jorgan, of even date herewith, in the principal amount of $_________ ("Jorgan Promissory Note") and (ii) a Promissory Note issued in favor of JBAH, of even date herewith, in the principal amount of $_________ ("JBAH Promissory Note", and together, the "Notes");

WHEREAS, Purchaser has entered into (i) a Pledge Agreement, of even date herewith, with Jorgan ("Jorgan Pledge Agreement") and (ii) a Pledge Agreement, of even date herewith, with JBAH ("JBAH Pledge Agreement", and together, the "Pledge Agreements") in order to secure all of its payment obligations under the Notes and the Pledge Agreements;

WHEREAS, Guarantor desires to guaranty all of Purchaser’s obligations and liabilities (present or future, direct or indirect, secured or unsecured, fixed or contingent and whether at stated maturity, acceleration or otherwise) that are now or may hereafter become due and payable from Purchaser to Sellers under the Notes and the Pledge Agreements (the "Obligations") pursuant to the terms of this Guaranty;

WHEREAS, Guarantor has determined that the execution and delivery of this Guaranty is advisable and in the best interest of the Guarantor and that Guarantor will benefit directly from the execution and delivery of this Guaranty; and

WHEREAS, the execution and delivery of this Guaranty by Guarantor is a condition precedent to the execution and delivery of the Purchase Agreement by the Sellers.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

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1.            Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not as a surety, the prompt and complete payment when due, of the all Obligations (including, without limitation, all collection costs and reasonably documented, out-of-pocket legal and other fees and expenses incurred by Sellers in enforcing the obligations under this Guaranty), in each case after any failure by the Purchaser to pay any such Obligations as and when due in accordance with the terms and conditions of the applicable Loan Documents (as defined in the Notes). This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor. Notwithstanding anything contained herein to the contrary, (i) Sellers shall have no right to, and shall not, enforce or exercise any rights, or to take any other action with respect to this Guaranty, upon the occurrence and during the continuance of an Event of Default under Section 6.1(c) of the Notes, the sole and exclusive remedy for which shall be each Seller’s right to enforce its respective remedies under the Pledge Agreements, and (ii) from and after the indefeasible payment in full of the Threshold Payment Amount to the Sellers in accordance with the terms of the Notes, no Seller shall have the right to enforce or to exercise any rights under, or otherwise to take any action with respect to the Collateral pursuant to, the Pledge Agreements.

2.           Certain Waivers. The Guarantor waives and agrees that the Guarantor’s obligations hereunder shall be unconditional and shall apply irrespective of, and not be in any way affected by, (a) any defense arising by reason of any disability or other defense of the Purchaser or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Sellers) of the liability of the Purchaser other than the defense of payment or performance of the Obligations in full in cash or the release thereof in accordance with the Purchase Agreement and the other Loan Documents; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Purchaser; (c) any right to proceed against the Purchaser, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of the Sellers whatsoever; (d) any benefit of and any right to participate in any security now or hereafter held by the Sellers; (e) any right to revoke this Guaranty (and the Guarantor acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future); and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law or equitable principles limiting the liability of or exonerating guarantors or sureties. The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations; provided that nothing hereunder shall prevent the Guarantor from pursuing in an independent action any claim it may have against any person.

3.            Obligations Absolute. The obligations of the Guarantor hereunder are absolute and unconditional and shall remain in full force and effect, shall not be affected, impaired, reduced or modified, and Guarantor shall have no right to terminate this Guaranty or to be released, relieved or discharged, in whole or in part, from its payment of the Obligations by reason of the following, all of which the Guarantor hereby waives: (a) any bankruptcy, reorganization, dissolution or insolvency under any law of the Purchaser, or by any action of a trustee in any such proceeding; (b) any amendment, supplement or modification to, waiver, consent, or adjustment, compromise, release, delay or failure to exercise any right, remedy, power or privilege under or in respect of this Guaranty, any other Transaction Document or the Obligations; (c) any merger or consolidation of the Purchaser into or with any other person or change in form of organization, name, membership or ownership of the Purchaser or any other person; (d) any lack of genuineness, validity, regularity, legality, enforceability or value of this Guaranty, any other Transaction Document or the Obligations or the lack of authority of the Purchaser or any other person to enter into any of the Loan Documents; or (e) the assignment or transfer of this Guaranty or the Obligations.

4.           Obligations Independent. The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor of such obligations, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Purchaser or any other person is joined as a party.

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5.            Subrogation. Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been indefeasibly paid in full. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Sellers and shall forthwith be paid to the Sellers to reduce the amount of the Obligations, whether matured or unmatured.

6.            Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty have been indefeasibly paid in full. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Purchaser or the Guarantor is made in respect of the Obligations and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Sellers in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any debtor relief laws or otherwise, all as if such payment had not been made and whether or not Sellers are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.

7.            Subordination. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Purchaser owing to the Guarantor, whether now existing or hereafter arising, including, but not limited to, any obligation of the Purchaser to the Guarantor as subrogee of Sellers or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full of the Obligations. Following a demand for payment hereunder, any such obligation or indebtedness of the Purchaser to the Guarantor shall be enforced and performance received by the Guarantor as trustee for Sellers and the proceeds thereof shall be paid over to Sellers on account of the Obligations untill all such Obligations have been indefeasibly paid in full.

8.            Cumulative Rights; No Double Recovery. Each and every right, remedy and power hereby granted to Sellers or afforded them by applicable law or agreement shall be cumulative and not exclusive of any other and may be exercised by Sellers from time to time. If any fact, circumstance or condition forming a basis for a claim for recovery under this Guaranty shall overlap with any fact, circumstance, condition, agreement or event forming the basis of any other claim for recovery under this Guaranty, there shall be no actual duplication in recovery for the amounts due under such claims.

9.            Representations and Warranties. Guarantor represents and warrants that (a) this Guaranty constitutes the valid and legally binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles, (b) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived, and (c) the Guarantor will obtain substantial benefit (direct or indirect) from the Loan Documents.

10.          Amendment; Waiver. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and Sellers, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by Sellers. No waiver shall operate as a waiver of, or estoppel with respect to, any prior or subsequent failure to comply with the provision waived or any other provision of this Guaranty.

11.          Counterparts. This Guaranty may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Guaranty by facsimile transmission or electric transmission in ".pdf" or comparable format shall be as effective as delivery of a manually signed original.

12.          Captions. The captions in this Guaranty have been inserted only for convenience of reference and do not modify, explain, enlarge or restrict any of the provisions hereof.

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13.          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) as of the date delivered if delivered personally, by courier or by courier service, (b) three (3) business days after deposit in the United States mail, registered or certified mail, postage prepaid, return receipt requested, or (c) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient). The addresses and e-mail addresses for such communications are:

Guarantor or the Purchaser:	Vivakor, Inc. 4101 North Thanksgiving Way Lehi, UT 84043 Attn: Matt Nicosia Email: matt@vivakor.com

with a copy to:	Lucosky Brookman LLP 101 Wood Avenue South, 5th Floor Iselin, New Jersey 08830 Attn: Joseph Lucosky; Scott Linsky Email: jlucosky@lucbro.com; slinsky@lucbro.com

Sellers:	Jorgan Development, LLC, JBAH Holdings, LLC 5151 Beltline Road, Suite 715 Dallas, Texas 75234 Attn: James Ballengee Email: jballengee@whiteclawcrude.com

with a copy to:	Jackson Walker LLP 2323 Ross Avenue, Suite 600 Dallas, Texas 75201 Attn: Pat Knapp Email: pknapp@jw.com

14.          Assignment. This Guaranty shall be binding upon the Guarantor, its successors and permitted assigns and inure to the benefit of and be enforceable by Sellers and their successors, transferees and assigns. Without limiting the generality of the immediately preceding sentence, Guarantor may not assign this Guaranty without the prior written consent of the Sellers, and any attempted assignment by Guarantor without such prior written consent shall be void ab initio.

15.          Governing Law; Jurisdiction; Venue. This Guaranty shall be governed by and construed in accordance with the Laws of the State of Nevada (without regard to the conflict of laws principles thereof). Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Guaranty or the other Loan Documents shall be brought and determined in any federal court located in the State of Nevada, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Guaranty. The parties hereto further agree that they shall not bring suit with respect to any disputes arising out of this Guaranty or the other Loan Documents in any court or jurisdiction other than the above specified courts; provided, however, that the foregoing shall not limit the rights of the parties hereto to obtain execution of judgment in any other jurisdiction.

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16.          WAIVERS. GUARANTOR HEREBY (I) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND ANY COUNTERCLAIMS RELATED THERETO; (II) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (III) ACKNOWLEDGES THAT SELLERS HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

17.          Entire Agreement. This Guaranty and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their affiliates with respect to the subject matter hereof is superseded by this Guaranty and the other Loan Documents.

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IN WITNESS WHEREOF, the undersigned duly authorized representative of Guarantor, intending to be legally bound hereby, has executed and entered into this Guaranty as of the Effective Date.

GUARANTOR:

__________, LLC a _____ limited liability company

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

Signature Page to Guaranty Agreement